Exhibit 10.1
FOURTH AMENDMENT TO
FOURTH AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

THIS FOURTH AMENDMENT TO FOURTH AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT (this “Amendment”), dated as of May 8, 2025 (the “Amendment Effective Date”), is by and between DHI Mortgage Company, Ltd., a Texas limited partnership (the “Seller”), the Buyers party to the Repurchase Agreement (defined below) (the “Buyers”), and U.S. Bank National Association, a national banking association, as administrative agent for the Buyers (the “Administrative Agent”).
RECITALS
A.    The Seller, the Buyers, and the Administrative Agent are parties to a Fourth Amended and Restated Master Repurchase Agreement dated as of February 18, 2022 (as amended by that certain First Amendment to Fourth Amended and Restated Master Repurchase Agreement dated as of February 17, 2023, that certain Second Amendment to Fourth Amended and Restated Master Repurchase Agreement dated as of February 16, 2024, that certain Third Amendment to Fourth Amended and Restated Master Repurchase Agreement dated as of August 29, 2024, and as further amended, restated, or otherwise modified from time to time, the “Repurchase Agreement”).
B.    The parties hereto desire to amend the Repurchase Agreement as provided herein.
AGREEMENT
In consideration of the premises herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1. Definitions. Capitalized terms used and not otherwise defined in this Amendment have the meanings specified in the Repurchase Agreement.
Section 2. Amendments. Effective as of the Amendment Effective Date, the Repurchase Agreement is hereby amended as follows:
2.1    Definitions. Section 1.2 of the Repurchase Agreement is hereby amended by adding or amending and restating, as applicable, the following defined terms to read in their entireties as follows:
“Termination Date” means the earlier of (i) May 6, 2026, and (ii) the date when the Buyers’ Commitments are terminated pursuant to this Agreement, by order of any Governmental Authority or by operation of law.
2.2    Schedules. Schedule AI and Schedule BC are amended and restated in their entirety as set forth on Schedule AI and Schedule BC attached hereto.
Section 3. Conditions Precedent and Effectiveness. This Amendment shall become effective as of the Amendment Effective Date upon the occurrence of each of the following:
3.1    The Administrative Agent shall have received (or be satisfied that it will receive by such deadline as the Administrative Agent shall specify) the following, all of which must be satisfactory in form and content to the Administrative Agent:
(a)    this Amendment, duly executed by the Seller, the Required Buyers, and the Administrative Agent;
(b)    the Amended and Restated Fee Letter, duly executed by the Seller and the Administrative Agent;
(c)    a current UCC search report of a UCC filings search in the office of the Secretary of State of the State of Texas; and

(d)    a certificate of the General Partner’s corporate secretary or assistant secretary or other authorized officer dated as of the date hereof as to (i) the incumbency of the officers of the Seller executing this Amendment and all other Repurchase Documents executed or to be executed by or on behalf of the Seller, (ii) the authenticity of their signatures, and specimens of their signatures shall be included in such certificate or set forth on an exhibit attached to it (the Administrative Agent, the Buyers and the Custodian shall be entitled to rely on that certificate until the Seller has furnished a new certificate to the Administrative Agent), (iii) resolutions of the General Partner’s board of directors, authorizing the execution, delivery and performance by the Seller of this Amendment and all other Repurchase Documents to be delivered by the Seller pursuant to this Amendment and (iv) copies of the Seller’s (1) limited partnership agreement, (2) certificate of limited partnership issued by the state of Texas, (3) articles of incorporation certified by the Secretary of State of the State of the General Partner, and (4) bylaws and all amendments, or certification that there have been no changes to such documents since a true and correct copy thereof was delivered to the Administrative Agent and that such documents are in full force and effect.
3.2    Payment to the Administrative Agent or the Custodian, as applicable, of all fees and expenses (including the disbursements and reasonable fees of the Administrative Agent’s attorneys) of the Administrative Agent and the Buyers payable by Seller pursuant to Section 9 of the Repurchase Agreement accrued and billed for to the date of the Seller’s execution and delivery of this Agreement, and, in the case of expenses, invoiced at least two Business Days prior to the Amendment Effective Date.
Section 4. Miscellaneous.
4.1    Ratifications. This Amendment shall modify and supersede all terms and provisions set forth in the Repurchase Documents that are inconsistent with this Amendment, and the terms and provisions of the Repurchase Documents are ratified and confirmed and shall continue in full force and effect.
4.2    Seller Representations and Warranties. The Seller hereby represents and warrants that the representations and warranties set forth in Section 15 of the Repurchase Agreement are true and correct in all material respects with the same force and effect on and as of the date hereof as though made as of the date hereof.
4.3    Survival. The representations and warranties made by the Seller in this Amendment shall survive the execution and delivery of this Amendment.
4.4    Reference to Repurchase Agreement. Each of the Repurchase Documents, including the Repurchase Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Repurchase Agreement as amended hereby, is hereby amended so that any reference in such Repurchase Document to the Repurchase Agreement shall refer to the Repurchase Agreement as amended and modified hereby.
4.5    Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York as applicable to the Repurchase Agreement.
4.6    Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Seller, the Buyers, the Administrative Agent, and their respective successors and assigns, except that the Seller may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and, to the extent required by the Repurchase Agreement, the Buyers.
4.7    Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed an original, but all of which when taken together shall constitute one and the same instrument.
4.8    Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
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4.9    ENTIRE AGREEMENT. THIS AMENDMENT AND THE OTHER REPURCHASE DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
4.10    Joinder of New Buyer.
(a)    Manufacturers and Traders Trust Co. (a “New Buyer”) agrees to be bound by the provisions of the Repurchase Agreement and agrees that it shall, on the date of this Amendment, become a Buyer for all purposes of the Repurchase Agreement to the same extent as if originally a party thereto. The New Buyer (a) represents and warrants that it is legally authorized to enter into this Amendment; (b) confirms that it has received a copy of the Repurchase Agreement and each of the other Repurchase Documents, and has reviewed such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (c) agrees that it will, independently and without reliance upon the Administrative Agent, or any other Buyer and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Repurchase Agreement or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Repurchase Agreement or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Repurchase Agreement and will perform in accordance with its terms all the obligations which by the terms of the Repurchase Agreement are required to be performed by it as a Buyer.
(b)    Subject to the terms of this Amendment and in reliance on the representations and warranties of the Seller herein, each of the parties hereto hereby agrees (i) that accrued but unpaid Price Differential and any other fees owing to the Buyers under the Repurchase Agreement, before giving effect to this Amendment, shall be repaid on the date hereof under the Repurchase Agreement, (ii) that concurrently herewith, the Buyers party to the Repurchase Agreement, before giving effect to this Amendment, have assigned the Open Transactions (other than any amounts to be paid under clause (i)) and Commitments among the Buyers hereunder and hereby direct the Administrative Agent to re-allocate all such Open Transactions and Commitments, such that, after giving effect to this Amendment, including the addition and joinder of the New Buyer and funding by New Buyer of its Funding Share of such Transactions in connection herewith, the Transactions and Commitments shall be allocated among the Buyers on a Pro Rata basis in accordance with Schedule BC.

[Signature Pages Follow]
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IN WITNESS WHEREOF the parties have caused this Amendment to be executed as of the date first set forth above.

DHI MORTGAGE COMPANY, LTD., as Seller and Servicer

By: DHI Mortgage Company GP, Inc.
Its General Partner

By: /s/ MARK C. WINTER
Name: Mark C. Winter
Title: Executive Vice President
Fourth Amendment to Fourth Amended and Restated Master Repurchase Agreement

U.S. BANK NATIONAL ASSOCIATION, as Administrative Agent and a Buyer

By: /s/ RODNEY S. DAVIS
Name: Rodney S. Davis
Title: Senior Vice President
Fourth Amendment to Fourth Amended and Restated Master Repurchase Agreement

EVERBANK, N.A. f/k/a TIAA, FSB, as a Buyer

By: /s/ ELIZABETH MOORE
Name: Elizabeth Moore
Title: Vice President
Fourth Amendment to Fourth Amended and Restated Master Repurchase Agreement

TRUIST BANK, f/k/a BRANCH BANKING & TRUST COMPANY, as a Buyer

By: /s/ STEPHEN KLEINDIENST
Name: Stephen Kleindienst
Title: Senior Vice President
Fourth Amendment to Fourth Amended and Restated Master Repurchase Agreement

ASSOCIATED BANK, N.A., as a Buyer

By: /s/ JOSEPH SOUZA
Name: Joseph Souza
Title: Senior Vice President
Fourth Amendment to Fourth Amended and Restated Master Repurchase Agreement

MERCHANTS BANK OF INDIANA, as a Buyer

By: /s/ KELLY HORVATH
Name: Kelly Horvath
Title: Senior Vice President, Warehouse Lending
Fourth Amendment to Fourth Amended and Restated Master Repurchase Agreement

TEXAS CAPITAL BANK, as a Buyer

By: /s/ LAKEISHA BINNS-WILLIS
Name: Lakeisha Binns-Willis
Title: Vice President

Fourth Amendment to Fourth Amended and Restated Master Repurchase Agreement

HINSDALE BANK & TRUST COMPANY, N.A., as a Buyer

By: /s/ KEVIN MITZIT
Name: Kevin Mitzit
Title: Executive Vice President
Fourth Amendment to Fourth Amended and Restated Master Repurchase Agreement

MANUFACTURERS AND TRADERS TRUST CO., as a New Buyer

By: /s/ JENNIFER PLYMAN
Name: Jennifer Plyman
Title: Senior Vice President
Fourth Amendment to Fourth Amended and Restated Master Repurchase Agreement

THE HUNTINGTON NATIONAL BANK, as a Buyer

By: /s/ KENNETH D. LOGAN
Name: Kenneth D. Logan
Title: Senior Managing Director, Senior Vice President
Fourth Amendment to Fourth Amended and Restated Master Repurchase Agreement

VERITEX COMMUNITY BANK, as a Buyer

By: /s/ AMY SATSKY
Name: Amy Satsky
Title: Executive Vice President
Fourth Amendment to Fourth Amended and Restated Master Repurchase Agreement

SCHEDULE BC
TO FOURTH AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

THE BUYERS' COMMITTED SUMS

Buyer	Committed Sum for any period
U.S. Bank National Association
Everbank, N.A.
Truist Bank
Associated Bank, N.A.
Merchants Bank of Indiana
Texas Capital Bank
Hinsdale Bank & Trust Company, N.A.
Manufacturers and Traders Trust Co.
The Huntington National Bank
Veritex Community Bank
Maximum Aggregate Commitment	$1,400,000,000

Schedule BC